UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 10, 2007
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
  (Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (732) 548-0101
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE
INDEX TO EXHIBITS
EX-10.12.1.1 Amended and Restated Retention Agreement of Harold F. McElraft
EX-10.12.2.1 Amended and Restated Retention Agreement of James C. Strickler
EX-10.12.3.1 Amended and Restated Retention Agreement of Suzette N. Berrios

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Previously, the Company had, on November 27, 2007, entered into retention agreements (the “Retention Agreements”) with its Chief Financial Officer and Treasurer, Harold F. McElraft, its Managing Director and Portfolio Manager, James Strickler and its Vice President and General Counsel, Suzette N. Berrios. The Retention Agreements provided for, among other things, a severance payment of six (6) months base salary upon the occurrence of certain specified events, including termination by the Company without good cause and termination by the Company following a change in control. The Retention Agreements also provided, at the employee’s election, for the payment of a $25,000 cash retention payment (“Retention Bonus”) or a Retention Option Grant of 30,000 options, which cash payment shall be made, or which options vest at the earliest of (i) August 29, 2008 or (ii) upon the occurrence of certain specified termination events, including termination by the Company without good cause and termination by the Company following a change in control. On December 10, 2007, the Company entered into an Amended and Restated Retention Agreement with Mr. Strickler, which increased the Retention Bonus from $25,000 to $125,000. Mr. Strickler’s Amended and Restated Retention Agreement did not otherwise materially modify his Retention Agreement. On December 11, 2007, the Company entered into Amended and Restated Retention Agreements with each of Mr. McElraft and Ms. Berrios, which increased the Retention Bonus from $25,000 to $75,000. Mr. McElraft’s and Ms. Berrios’ Amended and Restated Retention Agreements did not otherwise materially modify their Retention Agreements.
A copy of Mr. McElraft’s Amended and Restated Retention Agreement is attached hereto and filed herewith as Exhibit 10.12.1.1, a copy of Mr. Strickler’s Amended and Restated Retention Agreement is attached hereto and filed herewith as Exhibit 10.12.2.1, and a copy of Ms. Berrios’ Amended and Restated Retention Agreement is attached hereto and filed herewith as Exhibit 10.12.3.1.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d). Exhibits

10.12.1.1	Amended and Restated Retention Agreement of Harold F. McElraft

10.12.2.1	Amended and Restated Retention Agreement of James C. Strickler

10.12.3.1	Amended and Restated Retention Agreement of Suzette N. Berrios
[signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
Date: December 14, 2007	By:	/s/ Harold F. McElraft
Harold F. McElraft, Chief Financial
Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

10.12.1.1	Amended and Restated Retention Agreement of Harold F. McElraft

10.12.2.1	Amended and Restated Retention Agreement of James C. Strickler

10.12.3.1	Amended and Restated Retention Agreement of Suzette N. Berrios